Trade accounts receivables	12 Months Ended
Dec. 31, 2021
Trade accounts receivable
Trade accounts receivables

(5) Trade accounts receivables

The Company has assessed the non-payment risk of all trade accounts receivables. The resulting risk provision as of 31 December 2021 amounts to k€ 2,100 (31. December 2020:k€ 782) and includes a risk provision for specific default risks of trade receivables in the amount of k€ 1,584 as well as for expected credit risks according to IFRS 9 in the amount of k€ 516 (31 December 2020: k€ 332).The risk provision only concerns a part of the corresponding receivables.

The maturities of trade receivables as at 31 December, taking into account risk provisions, are as follows:

	31 Dec	31 Dec
	2021	2020
	k€	k€
Not past due	95,556	54,855
Risk provision not past due	—	(2)
Past due 0-30 days	31,222	13,284
Risk provision 0-30 days	(30)	(9)
Past due 31-120 days	5,164	5,489
Risk provision 31-120 days	(89)	(60)
More than 120 days	2,236	6,159
Risk provision more than 120 days	(1,981)	(711)
Total trade accounts receivables	132,078	79,005

The risk provision for expected credit risks in accordance with IFRS 9 of k€ 516 (31 December 2020: k€ 332) has been determined with estimates, expected failure rates between 0.024% and 21.8% (31 December 2020: 0.004% and 5.114%) and is included in the allowance.

Trade accounts receivables included several milestones and prepayments invoiced close to year-end. The amount of milestones and significant invoiced prepayments as per 31 December 2021 amounted to € 40.4 m compared to only € 2.3 m as per 31 December 2020.